UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 28, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On January 28, 2009, NeuStar, Inc. (“NeuStar” or the “Company”) entered into agreements with North American Portability Management LLC (“NAPM”) to amend the seven contracts under which the Company provides telephone number portability and other clearinghouse services to telecommunications service providers in the United States (each, an “Amendment” and collectively, the “Amendments”).
While the Company’s contracts with NAPM will continue to run through June 2015, the Amendments modify the terms governing pricing by changing to a fixed fee model. Specifically, the Amendments provide for an annual, nationalized fixed fee (the “Base Fee”) associated with the telephone number portability services the Company provides, which is set at $340 million in 2009 and is subject to an annual price escalator of 6.5% for subsequent years. The Amendments also provide for a fixed credit of $40 million in 2009, $25 million in 2010 and $5 million in 2011, which will be applied to reduce the Base Fee for the applicable year. Additional credits of up to $15 million annually in 2009, 2010 and 2011 may be earned if certain levels of aggregate telephone number inventories are reached and if certain IP fields and functionality are adopted and implemented. In addition, in the event that transactions in a given year are above or below the established volume range for that year, the Base Fee may be adjusted up or down, respectively, with any such adjustment being applied in the following year.
The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, the form of which is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On January 28, 2009, NeuStar, Inc. issued a press release announcing entry into the Amendments. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Amendment, effective January 28, 2009, to the contractor services agreement by and between NeuStar, Inc. and North American Portability Management LLC, as amended.

99.2	Press Release of NeuStar, Inc., dated January 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2009	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1	Amendment, dated January 28, 2009, to the contractor services agreement by and between NeuStar, Inc. and North American Portability Management LLC, as amended.

99.2	Press Release of NeuStar, Inc., dated January 28, 2009.